Exhibit (m)(v) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT A
                                     to the
                               Distribution Plan

                       FEDERATED INCOME SECURITIES TRUST:
                    FEDERATED MUNI AND STOCK ADVANTAGE FUND
                                 CLASS A SHARES

         This Amendment to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Muni and Stock Advantage Fund held during the month.

         Witness the due execution hereof this 1st day of December, 2007.


                                     FEDERATED INCOME SECURITIES TRUST
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                           Amendment #1 to EXHIBIT D
                                     to the
                               Distribution Plan

                       FEDERATED INCOME SECURITIES TRUST:
                         FEDERATED CAPITAL INCOME FUND
                                 CLASS F SHARES

         This Amendment #1 to Exhibit D to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class F Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class F Shares of Federated Capital Income Fund held during the month.

         Witness the due execution hereof this 1st day of December, 2007.


                                     FEDERATED INCOME SECURITIES TRUST

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                           Amendment #1 to EXHIBIT F
                                     to the
                               Distribution Plan

                       FEDERATED INCOME SECURITIES TRUST:
                        FEDERATED REAL RETURN BOND FUND
                                 CLASS A SHARES

         This Amendment #1 to Exhibit F to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class A Shares of Federated Real Return Bond Fund set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Real Return Bond Fund held during the month.

         Witness the due execution hereof this 1st day of December, 2007.


                                     FEDERATED INCOME SECURITIES TRUST


                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                           Amendment #1 to EXHIBIT H
                                     to the
                               Distribution Plan

                       FEDERATED INCOME SECURITIES TRUST:

                    FEDERATED STOCK AND CALIFORNIA MUNI FUND

                                 CLASS A SHARES

         This Amendment #1 to Exhibit H to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class A Shares of Federated Stock and California Muni Fund set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Stock and California Muni Fund held during the month.

         Witness the due execution hereof this 1st day of December, 2007.



                                     FEDERATED INCOME SECURITIES TRUST


                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President